SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) October 6, 2003

                                 INVESTCO, INC.

               (Exact name of registrant as specified in Charter)



           Nevada                  0-27073              87-0361511
----------------------------     -----------        -------------------
(State or other jurisdiction     (Commission          (IRS employer
      of incorporation)            file no.)        identification no.)


                  9440 Old Katy Road, #100, Houston, TX 77055
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (713) 722-9988

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

In September of 2003 the Board of Directors of Investco, Inc. (the "Company") engaged the firm of Sherb & Co., LLP ("Sherb") as its independent accountants for the fiscal year ending December 31, 2002 and 2001.

During the two most recent calendar years and through the date hereof, the Company did not consult Sherb with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matters or reportable events as set forth in Items 304(a) (2) (i) and
(ii) of Regulation S-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INVESTCO, INC.





By:/s/ Arnold Salinas
   ------------------------------
Name:  Arnold Salinas
Title: Chief Executive Officer



Dated: June 8, 2004